                                                              December 14, 2000
Alamosa PCS, Inc.
200 West Ninth Street Plaza, Suite 102
Wilmington, Delaware 19801

Alamosa PCS Holdings, Inc.
4403 Brownfield Highway
Lubbock, Texas 79407

Attention: David E. Sharbutt

Ladies/Gentlemen:

         Please refer to the Second Amended and Restated Credit Agreement dated as of June 23, 2000 (the "Credit Agreement") among Alamosa PCS, Inc. (the "Borrower"), Alamosa PCS Holdings, Inc. ("Holdings"), Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Wisconsin GP, LLC, Alamosa Delaware GP, LLC, Alamosa Finance LLC, Alamosa Limited LLC, certain financial institutions (the "Lenders") and Export Development Corporation, as administrative agent (in such capacity, the "Administrative Agent"). All terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         Holdings has advised the Administrative Agent that (i) Holdings has formed and organized Twenty Holdings, Inc. ("Holdco") and Ten Acquisition, Inc. ("Holdco Sub"), each a Delaware corporation, (ii) Holdco has issued 100 shares of its common stock to Holdings, with the effect that Holdco became a wholly-owned subsidiary of Holdings, (iii) Holdco Sub has issued 100 shares of its common stock to Holdco, with the erect that Holdco Sub became a wholly-owned subsidiary of Holdco, (iv) Holdco Sub will merge with and into Holdings, with Holdings being the surviving entity in such merger and (v) the shareholders of Holdings will receive Capital Stock of Holdco in exchange for their Capital Stock of Holdings (with such steps in clauses (iv) and (v) occurring substantially simultaneously, the "Holdco Merger Transaction").

         The Administrative Agent and the Required Lenders hereby (i) consent to the creation of Holdco and Holdco Sub as Unrestricted Subsidiaries of Holdings solely for the purpose of effectuating the transactions constituting the Holdco Merger Transaction; provide that Holdco Sub and, prior to the consummation of the Holdco Merger Transaction, Holdco shall not incur, create, assume or permit to exist any Debt; it being understood that upon the consummation of the Holdco Merger transaction, Holdings will only be subject to the Loan Documents and will not be subject to the restriction in this proviso as it applies to Holdco Sub; provided further that

(x) Holdco shall not be subject to the restriction set forth in clause (m) of the definition of Unrestricted Subsidiary and (y) Holdco Sub shall not be subject to the restrictions set forth in clause (k) or (m) of the definition of Unrestricted Subsidiary, (ii) consent to the Holdco Merger Transaction and the ownership of Holdings by Holdco as a result of the consummation thereof, (iii) agree that the Holdco Merger Transaction shall not be deemed to be a Change in Control and that Holdco shall not be deemed to be a Loan Party under the Credit Agreement; provided that Holdco shall be a Guarantor under the Credit Agreement,
(iv) waive any non-compliance with Section 9.3 or 9.7 of the Credit Agreement resulting from the transactions contemplated by the Holdco Merger Transaction and (v) waive any non-compliance with Section 9.15 of the Credit Agreement resulting from any amendment or modification of the certificate of incorporation or other constitutional documents of Holdings to effectuate the transactions constituting the Holdco Merger Transaction so long as such amendment or modification could not reasonably be expected to be adverse to the Administrative Agent or the Lenders.

         In consideration of the foregoing consents and waivers, each Loan Party acknowledges that if the Holdco Merger Transaction is not consummated on the date hereof, then such consents and waivers in the foregoing paragraph shall expire and shall cease to be in effect.

         This letter shall become effective upon the receipt by the Administrative Agent of (i) counterparts of this letter (or facsimiles thereof) executed by the Required Lenders and each of the Loan Parties, (ii) a Guaranty in the form of Exhibit A hereto signed by Holdco, (iii) a Confirmation in the form of Exhibit B hereto signed by each of the Loan Parties, (iv) resolutions of the board of directors of Holdco authorizing the execution, delivery and performance by Holdco of the Guaranty, certified by the Secretary or an Assistant Secretary of Holdco, (v) a certificate of incumbency certified by the Secretary or an Assistant Secretary of Holdco certifying as to the name of each officer or other representative of Holdco (A) who is authorized to sign the Guaranty, together with specimen signatures of each such officer or other representative, and (B) who will, until replaced by other officers or representative duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Guaranty and the transactions contemplated thereby, (vi) the certificate of incorporation or articles of incorporation of Holdco certified by the Secretary or Assistant Secretary, (vii) the bylaws of Holdco certified by its Secretary or an Assistant Secretary, (viii) a certificate of the Secretary of State of the State of Delaware as to the existence and good standing of Holdco, (ix) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to Holdco substantially in the form of Exhibit C hereto, (x) the Agreement and Plan of Merger among Holdings, Holdco and Holdco Sub evidencing the Holdco Merger Transaction and (xi) such other documents as the Administrative Agent may reasonably request.

         Holdings agrees to provide to the Administrative Agent, within five business days of the consummation of the Holdco Merger Transaction, (i) a file-stamped acknowledgment copy of the Agreement and Plan of Merger from the Secretary of State of the State of Delaware, (ii) the certificate of incorporation of Holdco reflecting a change in the name of Holdco to "Alamosa

PCS Holdings, Inc." and (iii) the certificate of incorporation of Holdings reflecting, among other things, a change in the name of Holdings to "Alamosa (Delaware), Inc."

         This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver or consent with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects. This letter may be executed in counterparts and by the parties hereto on separate counterparts.

         This letter shall be governed by and construed in accordance with the internal laws of the State of New York (without regard to conflicts of laws principles other than Section 5-1401 of the New York General Obligations Law).

         Please acknowledge your agreement to the foregoing by signing and returning a counterpart hereof to the Administrative Agent.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

                                       EXPORT DEVELOPMENT
                                       CORPORATION, as Administrative Agent
                                       and as a Lender

                                       By: /s/ Robert Kelly
                                          --------------------------------------
                                       Name: Robert Kelly
                                            ------------------------------------
                                       Title: Financial Services Manager
                                             -----------------------------------

                                       By: /s/ Stephen Davies
                                          --------------------------------------
                                       Name: Stephen Davies
                                            ------------------------------------
                                       Title: Financial Services Manager
                                             -----------------------------------

ACCEPTED AND AGREED:

ALAMOSA PCS, INC.

By: /s/ David Sharbutt
   ----------------------------------------
Name: David Sharbutt
     --------------------------------------
Title: President
      -------------------------------------

ALAMOSA PCS HOLDINGS, INC.

By: /s/ David Sharbutt
   ----------------------------------------
Name: David Sharbutt
     --------------------------------------
Title: Chairman and Chief Executive Officer
      -------------------------------------

TEXAS TELECOMMUNICATION, LP

By:    Alamosa Delaware GP, LLC
Title: General Partner

By: /s/ David Sharbutt
   ----------------------------------------
Name: David Sharbutt
     --------------------------------------
Title: Manager and President
      -------------------------------------

ALAMOSA WISCONSIN LIMITED PARTNERSHIP

By:    Alamosa Wisconsin GP, LLC
Title: General Partner

By: /s/ David Sharbutt
   --------------------------------------
Name: David Sharbutt
     ------------------------------------
Title: Manager and President
      -----------------------------------

ALAMOSA DELAWARE GP, LLC

By: /s/ David Sharbutt
   --------------------------------------
Name: David Sharbutt
     ------------------------------------
Title: Manager and President
      -----------------------------------

ALAMOSA WISCONSIN GP, LLC

By: /s/ David Sharbutt
   --------------------------------------
Name: David Sharbutt
     ------------------------------------
Title: Manager and President
      -----------------------------------

ALAMOSA FINANCE, LLC

By: /s/ David Sharbutt
   --------------------------------------
Name: David Sharbutt
     ------------------------------------
Title: Manager and President
      -----------------------------------

ALAMOSA LIMITED, LLC

By: /s/ Barry Crozier
   --------------------------------------
Name: Barry Crozier
     ------------------------------------
Title: Vice President
      -----------------------------------

                                       S-2